UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 14, 2018

Commission file number 001-38265

nVent Electric plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1391970
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

The Mille, 1000 Great West Road, 8th Floor (East), London, TW8 9DW United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-20-3966-0279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2018 (the “Separation Date”), nVent Management Company (“NMC”), a wholly-owned subsidiary of nVent Electric plc (the “Company”), and Benjamin Sommerness (the “Executive”), the Executive Vice President and Chief Growth Officer of the Company, entered into a Separation Agreement and Release (the “Agreement”) pursuant to which the Executive resigned from his position at the Company on the Separation Date.

Pursuant to the Agreement, NMC will make separation payments to the Executive of (i) $133,333 over four months as salary continuation and (ii) $166,667 by June 14, 2019, subject to the Executive complying with the non-solicitation and non-competition covenants described below through such date. The Agreement also provides that, if the Executive makes a timely COBRA election to continue group health insurance coverage, NMC will continue to pay an amount equivalent to the employer’s regular share of the health insurance premium to the health insurance carrier for nine months after the Separation Date and will pay for outplacement services up to $10,000.  In addition, the Agreement provides that the Executive will not be required to repay the $700,000 new hire cash bonus paid in 2017.  The Executive will not be eligible to receive a cash bonus for 2018.

In exchange for the benefits above, the Executive agreed to release NMC and all of its affiliated entities, including the Company, and persons from all claims arising out of the Executive’s employment or separation of employment with NMC. The Executive also agrees for a period of 24 months after the Separation Date that the Executive will not (i) solicit or accept competitive business from any customer of the Company or its affiliates, (ii) solicit any employee of the Company or its affiliates for the purpose of hiring such person or (iii) provide services to any entity engaged in a business that is competitive with the Company or its affiliates.

The foregoing description of the Agreement is qualified in its entirety by reference to the full copy of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01                                  Financial Statements and Exhibits.

(a)                                                    Financial Statements of Business Acquired

Not applicable.

(b)                                                    Pro Forma Financial Information

Not applicable.

(c)                                                     Shell Company Transactions

Not applicable.

(d)                                                    Exhibits

The exhibit listed in the accompanying Exhibit Index is being filed herewith.

Exhibit Index

Exhibit Number	Description

10.1	Separation Agreement and Release, effective December 14, 2018, between Benjamin Sommerness and nVent Management Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on December 17, 2018.

NVENT ELECTRIC PLC
Registrant

By:	/s/ Jon D. Lammers
Jon D. Lammers
Executive Vice President, General Counsel and Secretary